EXHIBIT 99.2
                                                                    ------------

                             Joint Filer Information
                             -----------------------

Name of Joint Filer:                                 DSI Acquisition, Inc.

Address of Joint Filer:                              767 Fifth Avenue
                                                     New York, NY 10153

Relationship of Joint Filer to Issuer:               Party to an Agreement and
                                                     Plan of Merger by and among
                                                     DSI Holdings, LLC, DSI
                                                     Acquisition, Inc. and Deb
                                                     Shops, Inc., dated as of
                                                     July 26, 2007

Issuer Name and Ticker or Trading Symbol:            Deb Shops, Inc. (DEBS)

Date of earliest transaction required to be
reported (Month/Day/Year):                           July 26, 2007

Designated Filer:                                    Lee Funding GP, LLC



Signature:


/s/ Joseph Rotberg
---------------------------
Joseph Rotberg
President


August 7, 2007

                             Joint Filer Information
                             -----------------------

Name of Joint Filer:                                 DSI Holdings, LLC

Address of Joint Filer:                              767 Fifth Avenue
                                                     New York, NY 10153

Relationship of Joint Filer to Issuer:               Party to an Agreement and
                                                     Plan of Merger by and among
                                                     DSI Holdings, LLC, DSI
                                                     Acquisition, Inc. and Deb
                                                     Shops, Inc., dated as of
                                                     July 26, 2007

Issuer Name and Ticker or Trading Symbol:            Deb Shops, Inc. (DEBS)

Date of earliest transaction required to be
reported (Month/Day/Year):                           July 26, 2007

Designated Filer:                                    Lee Funding GP, LLC



Signature:


/s/ Joseph Rotberg
---------------------------
Joseph Rotberg
Chief Financial Officer


August 7, 2007